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                                                                   EXHIBIT 10(y)

                               FIRST AMENDMENT TO
                     REVOLVING CREDIT AND GUARANTY AGREEMENT


                  This FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of August 2, 2001 (the "FIRST AMENDMENT"), is entered into by and among USG CORPORATION, a Delaware corporation, and each of its subsidiaries party to the Agreement (as defined below), as borrowers (each, individually, a "BORROWER" and collectively, the "BORROWERS"), USG FOREIGN INVESTMENTS, LTD., a Delaware corporation, as guarantor (the "GUARANTOR"), THE CHASE MANHATTAN BANK, a New York banking corporation, and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Agreement (as defined below) (the "LENDERS"), and THE CHASE MANHATTAN BANK, as administrative agent (the "ADMINISTRATIVE AGENT").

                                   WITNESSETH:

                  WHEREAS, the Borrowers, the Guarantor, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Guaranty Agreement dated as of June 25, 2001 (the "AGREEMENT"), pursuant to which the Administrative Agent has made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $350,000,000; and

                  WHEREAS, the Borrowers, the Guarantor and the Lenders desire to amend and supplement the Agreement to reflect certain modifications to the Agreement regarding Borrowing Base calculations; and

                  WHEREAS, subject to the terms and conditions set forth in
Section 10.3 of the Agreement, each Lender is entitled to assign to one or more Eligible Assignees all or a ratable portion of its interests, rights and obligations under the Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to
it) by executing and delivering an Assignment and Acceptance between such Lender and such Eligible Assignee substantially in the form of Exhibit D to the Agreement; and

                  WHEREAS, pursuant hereto, Chase, the sole Lender party to the Agreement immediately prior to the effective date of this First Amendment (in such capacity, the "ORIGINAL LENDER") wishes to assign to each of the financial institutions (other than itself) that is named on the Commitment Schedule hereto (such financial institutions other than the Original Lender, collectively the "NEW LENDERS"), and each of the New Lenders wishes to assume, a portion of the Original Lender's interests, rights and obligations under the Agreement so that, after giving effect to this First Amendment, the respective Commitments of the Original Lender and the New Lenders will be as set forth in such Commitment Schedule; and

                  WHEREAS, the Borrowers, the Original Lender, the New Lenders and the Administrative Agent have determined that the execution and delivery of this First Amendment to, among other things, effectuate a reallocation of the Total Commitment among the Original Lender and the New Lenders will be more expeditious and administratively efficient than the execution


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and delivery of separate Assignments and Acceptances between the Original Lender and each of the New Lenders; and

                  WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined), each of the New Lenders shall become a party to the Agreement as a Lender and shall have the rights and obligations of a Lender thereunder, and the respective Commitments of the Original Lender and each New Lender under the Agreement shall be in the amount set forth opposite its name on the Commitment Schedule hereto, as such amount may be reduced from time to time pursuant to the Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. Capitalized terms used and not otherwise defined in this First Amendment are used as defined in the Agreement.

                  Section 2. Amendments to Agreement. Subject to the conditions set forth in Section 6 hereof, the Agreement is hereby amended as follows:

                  2.1 Clause "(f)" of the Introductory Statement of the Agreement is hereby amended by deleting the word "Borrowers" from the parenthetical phrase thereof and substituting therefor the word "Guarantor".

                  2.2 Section 1.1 of the Agreement is hereby amended by (A) adding the following defined terms in proper alphabetical order:

                  "ACCOUNT DEBTOR" means, with respect to any Account, the obligor with respect to such Account.

                  "ADJUSTED ELIGIBLE ACCOUNTS RECEIVABLE" shall mean the product of Eligible Accounts Receivable, minus the Dilution Reserve, minus the NSF Check Reserve, and minus the Contra Reserve.

                  "CONTRA RESERVE" shall mean, at any date, a reserve determined in the Administrative Agent's sole discretion, based upon the estimated amount of Accounts wherein the Account Debtor (i) is a creditor of a Borrower, (ii) has or has asserted or is reasonably expected to assert a right of set-off against a Borrower or (iii) has disputed or is reasonably expected to dispute its liability (whether by chargeback or otherwise) or made or is reasonably expected to make any claim with respect to the Account or any other Account of a Borrower which has not been resolved, in each case, without duplication, to the extent of the amount owed by such Borrower to the Account Debtor, the amount of such actual or asserted right of set-off, or the amount of such dispute or claim, as the case may be.

                  "DILUTION FACTORS" shall mean, without duplication, with respect to any period, the aggregate amount of all deductions, credit memos, returns, adjustments, allowances,


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                  bad debt write-offs and other non-cash credits which are
                  recorded to reduce accounts receivable in a manner consistent with current and historical accounting practices of the Borrowers.

                  "DILUTION RATIO" shall mean, at any date, the amount (expressed as a percentage) equal to (a) the aggregate amount of the applicable Dilution Factors for the six (6) most recently ended fiscal months divided by (b) total gross sales for the six (6) most recently ended fiscal months.

                  "DILUTION RESERVE" shall mean, at any date, the applicable Dilution Ratio multiplied by the Eligible Accounts Receivable on such date.

                  "ELIGIBLE ACCOUNTS RECEIVABLE" means, at the time of any determination thereof, each Account that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Account
                  (i) has been invoiced to, and represents the bona fide amounts due to the Borrowers from, the purchaser of goods or services, in each case originated in the ordinary course of business of the Borrowers and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses
                  (a) through (o) below or otherwise deemed by the Administrative Agent in good faith to be ineligible for inclusion in the calculation of the Borrowing Base as described below. Without limiting the foregoing, to qualify as Eligible Accounts Receivable, an Account shall indicate no person other than a Borrower as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that the Borrowers, as applicable, may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral)), (ii) the aggregate amount of all limits and deductions provided for in this definition and elsewhere in this Agreement and (iii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Borrowers to reduce the amount of such Account. Unless otherwise approved from time to time in writing by the Administrative Agent (subject to the limitations and requirements set forth in Section 10.10(a) of the Agreement), no Account shall be an Eligible Account Receivable if, without duplication:

                  (a) the relevant Borrower does not have sole lawful and absolute title to such Account; or

                  (b) (i) it is unpaid more than 90 days from the original date of invoice or 60 days from the original due date or (ii) it has been written off the books of the Borrowers or has been otherwise designated on such books as uncollectible; or

                  (c) more than 50% in face amount of all Accounts of the same Account Debtor are ineligible pursuant to clause
                           (b) above; or


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                  (d)      the Account Debtor is insolvent or the subject of any
                           bankruptcy case or insolvency proceeding of any kind; or

                  (e) the Account is not payable in Dollars or the Account Debtor is either not organized under the laws of the United States of America, any State thereof, or the District of Columbia or is located outside or has its principal place of business or substantially all of its assets outside the United States, except to the extent the Account is supported by an irrevocable letter of credit satisfactory to the Administrative Agent (as to form, substance and issuer) and assigned to and directly drawable by the Administrative Agent; or

                  (f) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the relevant Borrower duly assigns its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended, which assignment and related documents and filings shall be in form, and substance satisfactory to the Administrative Agent; or

                  (g) the Account is supported by a security deposit (to the extent received from the applicable Account Debtor), progress payment, retainage or other similar advance made by or for the benefit of the applicable Account Debtor, in each case to the extent thereof; or

                  (h) (i) it is not subject to a valid and perfected first priority Lien in favor of the Administrative Agent for the benefit of the Secured Parties, subject to no other Liens other than Liens (if any) permitted by the Loan Documents or (ii) it does not otherwise conform in all material respects to the representations and warranties contained in the Loan Documents relating to Accounts; or

                  (i) such Account was invoiced (i) in advance of goods or services provided, or (ii) twice, or (iii) the associated income has not been earned; or

                  (j) such Account arises from the sale of unused natural gas by the Borrowers (in which event 50% of the amount of such Account may constitute an Eligible Account Receivable, subject to satisfaction of the other clauses of this definition); or

                  (k) such Account is classified as a suspense account or a note receivable by the Borrowers in accordance with the Borrowers' current and historical practices; or

                  (l) the sale to the Account Debtor is on a bill-and-hold, guaranteed sale, sale-and-return, ship-and-return, sale on approval or consignment or other similar basis or made pursuant to any other written agreement providing for repurchase or return of any merchandise which has been claimed to be defective or otherwise unsatisfactory; or


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                  (m)      the Account represents a progress-billing or
                           otherwise does not represent a completed sale; or

                  (n)      the Account Debtor is an Affiliate of the Borrowers;
                           or

                  (o) such Account was not paid in full, and the Borrower created a new receivable for the unpaid portion of the Account, without the agreement of the customer, and other Accounts constituting chargebacks, debit memos and other adjustments for unauthorized deductions.

                  Notwithstanding the foregoing, all Accounts of any single Account Debtor and its Affiliates which, in the aggregate exceed (i) 20% in respect of Account Debtors whose securities are rated Investment Grade by any of Moody's or S&P or (ii) 5% in respect of all other Account Debtors, of the total amount of all Eligible Accounts Receivable at the time of any determination shall be deemed not to be Eligible Accounts Receivable to the extent of such excess. In determining the aggregate amount of Accounts from the same Account Debtor that are unpaid more than 90 days from the date of invoice or more than 60 days from the due date pursuant to clause (b) above, there shall be excluded the amount of any net credit balances relating to Accounts with invoice dates more than 90 days prior to the date of determination or more than 60 days from the due date. Furthermore, no Account shall be an Eligible Account Receivable if it is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates that any Person other than a Borrower has or has had or has purported to have or have had an ownership interest in such goods.

                  "ELIGIBLE FINISHED GOODS" shall mean, on any date, Eligible Inventory composed of Finished Goods on such date as shown on the Borrowers' perpetual inventory records in accordance with their current and historical accounting practices, minus Inventory Reserves.

                  "ELIGIBLE GROSS COMMODITY RAW MATERIALS" shall mean, on any date, Eligible Inventory composed of commodity type materials, as determined by the Administrative Agent, and categorized as rock, paper or steel on the Borrowers' perpetual inventory records in accordance with current and historical accounting practices, and any other commodity type material, as determined by the Administrative Agent from time to time, in the Administrative Agent's sole discretion, minus Inventory Reserves.

                  "ELIGIBLE INVENTORY" shall mean, on any date, the Inventory Value of the Borrowers on such date deemed by the Administrative Agent in good faith to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, to qualify as "Eligible Inventory", no Person other than the Borrowers shall have any direct or indirect ownership interest or title to such Inventory. Unless otherwise from time to time approved in writing by the Administrative Agent (subject to the limitations and requirements set forth in Section 10.10(a) of


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                  the Agreement), no Inventory shall be deemed Eligible
                  Inventory if (and without duplication):

                  (a) it is not owned solely by the Borrowers or the Borrowers do not have sole and good, valid and unencumbered title thereto; or

                  (b) it is not located in the United States; or

                  (c) it is not located on property owned or leased by the Borrowers or in a contract warehouse specified on a schedule attached to the Security and Pledge Agreement and segregated or otherwise separately identifiable from goods of all others, if any, stored on the premises; or

                  (d) it is not subject to a valid and perfected first priority Lien in favor of the Administrative Agent, except, with respect to Inventory stored at sites described in clause (c) above, for Liens for unpaid rent or normal and customary warehousing charges, in each case, not yet paid, to the extent of such unpaid rent or charges; or

                  (e) it is goods returned or rejected due to quality issues by the Borrowers' customers or goods in transit to third parties (other than to warehouse sites described in clause (c) above); or

                  (f) it is seconds or thirds or stale or is obsolete or slow moving or unmerchantable, or does not otherwise conform to the representations and warranties contained in the Loan Documents; or

                  (g) it is located at any operating facility that the Borrowers plan to close, or at any operating facility that is closed, within thirty (30) days from the date of determination of the most recent Borrowing Base, except in the case of Finished Goods to be sold in the ordinary course of business with a remaining shelf life of at least 120 days until expiration date; or

                  (h) any portion of its value is attributable to capitalized overhead costs, with the exception of Fixed Overhead and Depreciation; or

                  (i) it is comprised of film, pallets, and/or other shipping materials or supplies, repair parts, fuel, cartons used in production or other containers, and any other such material not considered used for sale by the Administrative Agent from time to time, in the Administrative Agent's sole discretion; or

                  (j) the Borrowers classify such item as a sample item on their perpetual inventory records, or the Borrowers use such item for display; or

                  (k) it is a discontinued product or component thereof; or

                  (l) any portion of the Inventory Value thereof is attributable to intercompany profit among the Borrowers or their Affiliates; or


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                  (m) any Inventory that is damaged or marked for return to
                  vendor.

                  "ELIGIBLE OTHER RAW MATERIALS" shall mean, on any date, the Inventory Value of Raw Materials of the Borrowers on such date as shown on the Borrowers' perpetual inventory records or equivalent reporting in accordance with their current and historical classification of raw materials, excluding Supplies to the extent deemed Eligible Inventory, minus Inventory Reserves.

                  "FINISHED GOODS" shall mean packaged goods to be sold by the Borrowers in the ordinary course of business.

                  "FIXED OVERHEAD AND DEPRECIATION" shall mean indirect manufacturing costs and mobile plant equipment depreciation as classified by the Borrowers in accordance with their current and historical accounting practices.

                  "INVENTORY" shall mean all Raw Materials, Work-in-Process, and Finished Goods held by the Borrowers in the normal course of business.

                  "INVENTORY RESERVES" means the following, each as determined by the Administrative Agent from time to time:

                  (a) a reserve for shrink, or discrepancies that arise pertaining to inventory quantities on hand between the Borrowers perpetual accounting system, and physical counts of the inventory; or

                  (b) a reserve for Finished Goods which are deemed to be greater than six (6) months old, or that have not turned in six (6) months; or

                  (c) a reserve for Finished Goods which are designated to be returned to the vendor, or are recognized as damaged by the Borrower; or

                  (d) a reserve for amounts owing to landlords or warehousemen for Inventory stored at leased facilities or public warehouses in the amount of (i) to the extent Borrowers' are able to determine the Borrowers' average rental expense for such facility, three (3) times the Borrower's average monthly rental expense for such facility plus (ii) in all other events, the Inventory Value of the Inventory stored at such leased facilities or public warehouses; or

                  (e) a reserve for Inventory located at contractors' or vendors' facilities in the amount of the Inventory Value of such Inventory; or

                  (f) any other reserve as deemed appropriate by the Administrative Agent in its sole discretion, from time to time.

                  "INVENTORY VALUE" shall mean a dollar amount equal to the lesser of (i) the actual cost of Inventory determined on a basis consistent with GAAP and with the


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                  Borrowers' current and historical accounting practice or (ii)
                  the market value of such Inventory.

                  "INVESTMENT GRADE" shall mean either (i) at least Baa3 by Moody's (or the then equivalent) or (ii) at least BBB- by S&P (or the then equivalent).

                  "LENDER AFFILIATE" shall mean, (a) with respect to any Lender,
                  (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in loans and similar extensions of credit, any other fund that invests in loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "MOODY'S" shall mean Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

                  "NSF CHECK RESERVE" shall mean, at any date, a reserve determined in the Administrative Agent's sole discretion, based upon estimated amounts of checks, promissory notes, drafts, trade acceptances or other instruments for the payment of money which have been received, presented for payment and returned uncollected for any reason.

                  "PP&E COMPONENT" shall mean, at the time of any determination, an amount equal to the lesser of (i) 50% of the liquidation value in place of certain machinery and equipment owned by the Borrowers and 25% of the fee simple market value of certain real estate owned by the Borrowers, all as determined in the Administrative Agent's sole discretion from time to time, or
                  (ii) 20% of the Borrowing Base exclusive of the PP&E
                  Component.

                  "RAW MATERIALS" shall mean any raw materials or Supplies used or consumed in the manufacture, packing or shipping of goods to be sold by the Borrowers in the ordinary course of business.

                  "S&P" shall mean Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor to the rating agency business thereof.

                  "SUPPLIES" shall mean film, packaging and/or shipping supplies or materials not otherwise directly used in the production of Finished Goods.

                  "WORK-IN-PROCESS" shall mean goods to be sold by the Borrowers in the ordinary course of business, which are currently in the process of being manufactured.


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and; (B) amending the definitions of the following terms in their entirety to read as follows:

                  "BORROWING BASE" shall mean, at the time of any determination, an amount equal to the sum, without duplication, of (a) 85% of Adjusted Eligible Accounts Receivable of each of the Borrowers other than L&W Supply Corporation and Stocking Specialists, Inc., plus (b) 75% of Adjusted Eligible Accounts Receivable of L&W Supply Corporation and Stocking Specialists, Inc., plus
                  (c) 60% of Eligible Gross Commodity Raw Materials, plus (d) 15% of Eligible Other Raw Materials, plus (e) 60% of Eligible Finished Goods of each of the Borrowers other than L&W Supply Corporation and Stocking Specialists, Inc., plus (f) 50% of Eligible Finished Goods of L&W Supply Corporation and Stocking Specialists, Inc., plus (g) the PP&E Component, minus (h) the Carve-Out. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.8 of the Agreement. Subject to the limitations and requirements set forth in Section 10.10(a) of the Agreement, standards of eligibility and reserves and advance rates of the Borrowing Base may be revised and adjusted from time to time by the Administrative Agent in its sole discretion, with any changes in such standards to be effective three (3) days after delivery of notice thereof to the Borrowers.

                  "BORROWING BASE CERTIFICATE" shall mean a certificate substantially in the form of Exhibit E hereto (with such changes therein as may be required by the Administrative Agent to reflect the components of and reserves against the Borrowing Base as provided for hereunder from time to time), executed and certified as accurate and complete by a Financial Officer of USG Corporation, which shall include appropriate exhibits, schedules, supporting documentation, and additional reports as (i) outlined in Schedule 1 and Schedule 2 to Exhibit E, (ii) as reasonably requested by the Administrative Agent, and (iii) as provided for in Section 5.8 of the Credit Agreement.

and; (C) amending the definition of Permitted Liens by (i) deleting the word "and" at the end of clause "(vii)" thereof, and (ii) adding at the end of clause "(viii)" thereof a new clause "(ix)" as follows: "and (ix) Liens consisting of deposits with or for the benefit of natural gas, secondary fiber (waste paper) and fuel oil derivatives traders as may be required pursuant to the terms of the International Swap Dealers Association Master Agreement(s) executed in the ordinary course of business in connection with the Borrowers' natural gas, secondary fiber (waste paper) and fuel oil hedging programs and in an aggregate amount not to exceed at any time $20,000,000."

                  2.3 Section 2.3(e) of the Agreement is hereby amended by adding immediately after the words "Section 10.3" in the second sentence thereof the following: "or Section 10.10(b)".

                  2.4 Section 2.17 of the Agreement is hereby amended by adding in clause "(ii)" thereof immediately after the words "immediately available funds" the following: ", without defense, setoff or counterclaim and free of any restriction or condition,".

                  2.5 Section 2.23(b) of the Agreement is hereby amended by deleting the word "Parent" in the parenthetical phrase thereof and substituting therefor the word "Guarantor".


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                  2.6 Section 3.6 of the Agreement is hereby amended by: (i)
deleting the words "Schedule 3.6 and" in clause "(iii)" thereof; and (ii) adding immediately after the words "Final Order" in clause "(iii)" thereof the following: "and Schedule 3.6 may be supplemented within sixty (60) days after the Closing Date, it being further understood that no such supplement to any schedule shall cause the Permitted Liens to exceed $10,000,000."

                  2.7 Section 5.8 of the Agreement is hereby amended in its entirety to read as follows:

                  BORROWING BASE CERTIFICATE. On or prior to August 3, 2001, furnish to the Administrative Agent a completed Borrowing Base Certificate as of June 30, 2001. Upon the end of the Initial Period, the Borrowers will furnish to the Administrative Agent, no later than (i) four (4) Business Days after each of the weeks ended, commencing with the week ending August 17, 2001 (to be delivered no later than August 23, 2001), a completed Borrowing Base Certificate as of the last day of the immediately preceding one week period, (ii) nine (9) Business Days following the immediately preceding fiscal month ended, commencing with the fiscal month ending August 31, 2001, a completed Borrowing Base Certificate showing the Borrowing Base as of the close of business on the last day of such fiscal month, and (iii) if requested by the Administrative Agent, at any other time when the Administrative Agent reasonably believes that the then existing Borrowing Base Certificate is materially inaccurate, as soon as reasonably available but in no event later than nine (9) Business Days after such request, a completed Borrowing Base Certificate showing the Borrowing Base as of the date so requested, in each case with supporting documentation and additional reports with respect to the Borrowing Base as the Administrative Agent may reasonably request. The components of the Borrowing Base consisting of property, plant and equipment shall be updated from time to time upon receipt of periodic valuation updates received from the Administrative Agent's asset valuation experts. The components of the Borrowing Base consisting of inventory shall be updated monthly as of the close of business on the last day of each fiscal month.

                  2.8 Section 7.1(m) of the Agreement is hereby amended by: (i) deleting the word "or" at the end of clause "(i)" thereof; and (ii) adding at the end of clause "(ii)" thereof a new clause "(iii)" as follows: "or (iii) the assumption of executory contracts and unexpired leases."

                  2.9 Section 7.1 of the Agreement is hereby amended by: (i) in the last paragraph thereof and immediately preceding clause (i) of that paragraph, at the end of the phrase "with five (5) business days' prior notice" and before the colon at the end of that phrase, inserting the following parenthetical: "(the "DEFAULT NOTICE"); and (ii) adding to the end of the parenthetical phrase of clause (iii) thereof the following parenthetical: ("the DEFAULT NOTICE PERIOD").

                  2.10 Section 10.3(b) of the Agreement is hereby amended by adding in clause "(i)" thereof immediately after the words "in the case of an assignment to" the following: "any Lender Affiliate or to".


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                  2.11 Section 10.10(a) of the Agreement is hereby amended by:
(i) deleting the following parenthetical phrase: "(except as contemplated by
Section 2.2(d), as to which no consent shall be required)"; and (ii) in clause "(B)" thereof (x) deleting the word "or" at the end of clause "(ii)" thereof and substituting therefor a comma; and (y) adding at the end of clause "(iii)" thereof new clauses "(iv)" and "(v)" as follows: "(iv) increase the Total Commitment to an amount in excess of $350,000,000 or (v) increase the advance ratios used in calculation of the Borrowing Base."

                  2.12 Section 10.10(b) of the Agreement is hereby amended by deleting the following parenthetical phrase: "(or the consent described in clause (B) of the first sentence of Section 10.10(a))."

                  2.13 Annex A to the Agreement is hereby replaced in its entirety by Annex A attached hereto.

                  2.14 The Agreement is hereby amended by adding Exhibit E (Form of Borrowing Base Certificate) thereto in the form attached hereto.

                  2.15 The signature pages to the Agreement are hereby amended to list, in addition to the Original Lender, the New Lenders, as such new Lenders are listed on the signature pages to this First Amendment.

                  Section 3. Assignment and Acceptance.

                  3.1 By its execution and delivery hereof, the Original Lender hereby irrevocably sells and assigns to each of the New Lenders without recourse to the Original Lender, and each of the New Lenders hereby irrevocably purchases and assumes from the Original Lender without recourse to the Original Lender, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to all the Original Lender's rights and obligations under the Agreement in a principal amount as set forth opposite each such New Lender's name on Annex A.

                  3.2 By its execution and delivery hereof, the Original Lender
(i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, any other of the Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their respective obligations under the Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and
(iii) requests that the Administrative Agent evidence the Assigned Interest by recording the information contained on Annex A in the Register which reflects the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                  3.3 By its execution and delivery hereof, each of the New Lenders, (i) represents and warrants that it is legally authorized to enter into this First Amendment and that it is an Eligible Assignee; (ii) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to the Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Original Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it as a Lender; (vi) if the New Lender is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the New Lender's exemption from United States withholding taxes with respect to all payments to be made to the New Lender under the Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; and (vii) has supplied the information requested on the administrative questionnaire heretofore supplied by the Administrative Agent.

                  3.4 By its execution and delivery hereof, each of the New Lenders (i) agrees that any interest, Commitment Fees and Letter of Credit Fees that accrued prior to the Effective Date shall not be payable to such New Lender and authorizes and directs the Administrative Agent to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid to it after the Effective Date and to pay such amounts to the Original Lender (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Commitment of the Original Lender and each New Lender that accrue on or after the Effective Date shall be payable to each such Lender in accordance with its Commitment), (ii) agrees that if it receives any amount under the Agreement that is for the account of the Original Lender, it shall receive the same for the account of such Original Lender to the extent of the Original Lender's interest therein and shall promptly pay the same to such other party, (iii) acknowledges that if such New Lender is organized under the laws of a jurisdiction outside the United States, such New Lender has heretofore furnished to the Administrative Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such New Lender's exemption from United States withholding taxes with respect to any payments to be made to such New Lender under the Agreement (or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty).

                  3.5 From and after the Effective Date, each New Lender will pay to the Administrative Agent (for the account of the Original Lender) such amount as represents such New Lender's pro rata portion of the aggregate principal amount of the Loans that are outstanding on the Effective Date and such New Lender's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any, that were theretofore drawn under Letters of Credit, and (ii) the Administrative Agent shall pay to each New Lender such fees as have been previously agreed to between the Administrative Agent and such New Lender.

                  3.6 From and after the Effective Date, (i) each of the New Lenders shall be a party to the Agreement and, to the extent provided in this First Amendment, have the rights and obligations of a Lender thereunder, and
(ii) the Original Lender shall, to the extent provided in this First Amendment, relinquish its rights and be released from its obligations under the Agreement, provided that Assignor hereby represents and warrants that the restrictions set forth in Section 10.3 of the Agreement pertaining to the minimum amount of assignments have been satisfied.

                  3.7 The execution of this First Amendment by the Borrowers, the Administrative Agent and the Fronting Bank is evidence of the consents required pursuant to Section 10.3(e) of the Agreement. In addition, to the extent it is not satisfied by virtue of execution and delivery hereof, the condition contained in clause (iii) of Section 10.3(e) of the Agreement is hereby waived. Pursuant to Section 2.7(e) of the Agreement, the Borrowers agree to execute and deliver a promissory note payable to the order of each New Lender to evidence the assignment and assumption provided for herein.

                  3.8 By executing and delivering this First Amendment, each New Lender hereby becomes party to the Agreement as a Lender, with all of the rights, privileges, obligations and duties of a Lender thereunder. Without limiting the generality of the foregoing, each New Lender agrees to perform its duties and obligations under the Agreement in accordance with the terms thereof.

                  Section 4. Termination of Initial Period. Each of the Borrowers, the Lenders and the Administrative Agent hereby acknowledge and agree that the Initial Period terminated on July 31, 2001.

                  Section 5. Effectiveness. The effectiveness of this First Amendment is conditioned upon the Administrative Agent's receipt of executed counterparts of this First Amendment which, when taken together, bear the signatures of the Borrowers, the Original Lender and each New Lender (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party). The "EFFECTIVE DATE" shall mean the first Business Day on which the foregoing condition is fully satisfied.

                  Section 6. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:

                  6.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, the representations and warranties of the Borrowers contained in
Section 3 of the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                  6.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Agreement, and (ii) no Event of Default has occurred and is continuing (other than as specifically waived herein) or would result from the execution, delivery and performance of this First Amendment.

                  Section 7. Full Force and Effect. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this First Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any such instrument or document to be deemed a reference to the Agreement as amended hereby.

                  Section 8. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

                  Section 9. Headings. The various headings of this First Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and the year first written.

                                    BORROWERS:

                                    USG CORPORATION

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Executive Vice President
                                             and Chief Financial Officer

                                    UNITED STATES GYPSUM COMPANY

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Vice President
                                             and Assistant Treasurer

                                    USG INTERIORS, INC.

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Vice President
                                             and Assistant Treasurer

                                    L&W SUPPLY CORPORATION

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Vice President
                                             and Assistant Treasurer

                                    USG INTERIORS INTERNATIONAL, INC.

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Vice President

                                    LA MIRADA PRODUCTS CO., INC.

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Vice President

                                    BEADEX MANUFACTURING, LLC

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Vice President and Treasurer

                                    B-R PIPELINE COMPANY

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Vice President

                                    USG INDUSTRIES, INC.

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Vice President

                                    USG PIPELINE COMPANY

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Vice President

                                    STOCKING SPECIALISTS, INC.

                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   Vice President


                                    GUARANTOR:

                                    USG FOREIGN INVESTMENTS, LTD.


                                    By:
                                        ----------------------------------------
                                    Name:    Richard H. Fleming
                                    Title:   President

                                       LENDERS:

                                       THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent

                                       By:
                                           -------------------------------------
                                       Name:    Robert Anastasio
                                       Title:   Vice President

                                       [LENDER NAME]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [LENDER NAME]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [LENDER NAME]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [LENDER NAME]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [LENDER NAME]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [LENDER NAME]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [LENDER NAME]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [LENDER NAME]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [LENDER NAME]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT E
                                                                     Page 1 of 4

                                 USG CORPORATION
                       FORM OF BORROWING BASE CERTIFICATE*
                 FOR THE PERIOD ENDED _______________________**


A. Available accounts receivable  (Exhibit E, page 2 of 4 )          $
                                                                      ----------

B. Available inventory (Exhibit E page 4 of 4)                       $
                                                                      ----------

C. PP&E Component                                                    $
                                                                      ----------

D. Carve-Out                                                         $
                                                                      ----------

E. Borrowing Base (lines A + B + C - D)                                               $
                                                                                       -----------

F. COMMITMENT                                                        $
                                                                      ----------

G. LESSER OF LINES E OR F                                                             $
                                                                                       -----------

H. AGGREGATE PRINCIPAL AMOUNT OF ALL LOANS OUTSTANDING               $
                                                                      ----------

I. LETTERS OF CREDIT OUTSTANDING                                     $
                                                                      ----------

J. AGGREGATE OUTSTANDING AMOUNT  (LINES H + I)                                        $
                                                                                       -----------

K. FACILITY AVAILABILITY (G - J)                                                      $
                                                                                       -----------


OFFICER'S CERTIFICATION:

Pursuant to the Revolving Credit and Guaranty Agreement dated as of June 25, 2001, as amended (capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement), the undersigned certifies that the information provided in this certificate to The Chase Manhattan Bank, as Administrative Agent, is accurate and complete based on the accounting records of USG Corporation.


------------------------------------                            ----------------
Signature & Title                                               Date



* The Borrowing Base Certificate is to be accompanied by the documentation outlined in Schedule 1 and 2 to Exhibit E.

** Borrowing Base Certificates for accounts receivable are to be submitted weekly, 4 Business Days subsequent to the week end. Borrowing Base Certificates for inventory are to be submitted monthly, 9 Business Days subsequent to the month end.

                                                                       EXHIBIT E
                                                                     Page 2 of 4

                                 USG CORPORATION
                       FORM OF BORROWING BASE CERTIFICATE*
                 FOR THE PERIOD ENDED _______________________**

                                                   US Gypsum     USG Interiors       L&W Supply          Total
                                                --------------   --------------   ---------------   ---------------
Gross domestic accounts receivable per aging
                                                --------------   --------------   ---------------   ---------------
Less accounts receivable reserves and/or
accruals
                                                --------------   --------------   ---------------   ---------------
   Add description as appropriate
Net domestic accounts receivable

Less ineligibles:
   60 days past due or 90 days old
                                                --------------   --------------   ---------------   ---------------
   Credit reclass
                                                --------------   --------------   ---------------   ---------------
   Cross-age (50%)
                                                --------------   --------------   ---------------   ---------------
   Foreign customers
                                                --------------   --------------   ---------------   ---------------
   Affiliate
                                                --------------   --------------   ---------------   ---------------
   Gas account
                                                --------------   --------------   ---------------   ---------------
   Chargebacks
                                                --------------   --------------   ---------------   ---------------
   Suspense accounts
                                                --------------   --------------   ---------------   ---------------
   Prepaid
                                                --------------   --------------   ---------------   ---------------
   Notes receivable
                                                --------------   --------------   ---------------   ---------------
   Add back reserves booked to aging
                                                --------------   --------------   ---------------   ---------------
   Other ineligibles
                                                --------------   --------------   ---------------   ---------------
Total ineligibles
                                                --------------   --------------   ---------------   ---------------
Eligible Accounts Receivable
                                                --------------   --------------   ---------------   ---------------
Less Dilution Reserve:
                                                --------------   --------------   ---------------   ---------------
Less NSF Check Reserve:
                                                --------------   --------------   ---------------   ---------------
Less Contra Reserve:
                                                --------------   --------------   ---------------   ---------------
Adjusted Eligible Accounts Receivable
                                                --------------   --------------   ---------------   ---------------
Advance rate                                         85%              85%              75%
                                                --------------   --------------   ---------------   ---------------
Available accounts receivable:
                                                --------------   --------------   ---------------   ---------------



* The Borrowing Base Certificate is to be accompanied by the documentation outlined in Schedule 1 and 2 to Exhibit E.

** Borrowing Base Certificates for accounts receivable are to be submitted weekly, 4 Business Days subsequent to the week end. Borrowing Base Certificates for inventory are to be submitted monthly, 9 Business Days subsequent to the month end.

                                                                       EXHIBIT E
                                                                     Page 3 of 4

                                 USG CORPORATION
                   FORM OF MONTHLY BORROWING BASE CERTIFICATE*
                  FOR THE MONTH ENDED _______________________**


                                                    US           USG                    L&W
                                                  Gypsum      Interiors                Supply                        Total
                                                ----------   -------------    ------------------------       --------------------
       Eligible Gross Commodity Raw
       Materials:
                                                ----------   -------------    ------------------------       --------------------
       Rock
                                                ----------   -------------    ------------------------       --------------------
       Paper
                                                ----------   -------------    ------------------------       --------------------
       Steel
                                                ----------   -------------    ------------------------       --------------------
       Total Eligible Gross Commodity Raw
       Materials
       Advance Rate                                60%            60%
                                                ----------   -------------    ------------------------       --------------------
       Available gross commodity raw
       materials before Inventory Reserves
                                                ----------   -------------    ------------------------       --------------------
       Other raw materials
                                                ----------   -------------    ------------------------       --------------------
       Less ineligibles:
           Packing raw materials
                                                ----------   -------------    ------------------------       --------------------
           Bags
                                                ----------   -------------    ------------------------       --------------------
           Other containers
                                                ----------   -------------    ------------------------       --------------------
           Waste paper
                                                ----------   -------------    ------------------------       --------------------
           Pallets
                                                ----------   -------------    ------------------------       --------------------
           Fuel
                                                ----------   -------------    ------------------------       --------------------
           Supplies
                                                ----------   -------------    ------------------------       --------------------
           Repair parts
                                                ----------   -------------    ------------------------       --------------------
           Cartons
                                                ----------   -------------    ------------------------       --------------------
           Inventory at closed facility
                                                ----------   -------------    ------------------------       --------------------
           Discontinued items
                                                ----------   -------------    ------------------------       --------------------
           Other ineligibles
                                                ----------   -------------    ------------------------       --------------------
       Total ineligibles
                                                ----------   -------------    ------------------------       --------------------
       Eligible Other Raw Materials
                                                ----------   -------------    ------------------------       --------------------
       Advance rate                                15%            15%
                                                ----------   -------------    ------------------------       --------------------
       Inventory availability, before
       Inventory Reserves
                                                ----------   -------------    ------------------------       --------------------


* The Borrowing Base Certificate is to be accompanied by the documentation outlined in Schedule 1 and 2 to Exhibit E.

** Borrowing Base Certificates for accounts receivable are to be submitted weekly, 4 Business Days subsequent to the week end. Borrowing Base Certificates for inventory are to be submitted monthly, 9 Business Days subsequent to the month end.

                                                                       EXHIBIT E
                                                                     Page 4 of 4

                                 USG CORPORATION
                   FORM OF MONTHLY BORROWING BASE CERTIFICATE*
                  FOR THE MONTH ENDED _______________________**


                                                    US Gypsum        USG Interiors       L&W Supply           Total
                                                  --------------   ----------------   ---------------   -----------------
      Finished goods                              $                $                  $                 $
                                                  --------------   ----------------   ---------------   -----------------

      Less ineligibles:
           Outside storage
                                                  --------------   ----------------   ---------------   -----------------
           Public warehouse rent/storage fees
                                                  --------------   ----------------   ---------------   -----------------
           LCM reserve
                                                  --------------   ----------------   ---------------   -----------------
           Pallets
                                                  --------------   ----------------   ---------------   -----------------
           In-transit
                                                  --------------   ----------------   ---------------   -----------------
           Samples
                                                  --------------   ----------------   ---------------   -----------------
           Supplies
                                                  --------------   ----------------   ---------------   -----------------
           Intercompany profit elimination
                                                  --------------   ----------------   ---------------   -----------------
           Damaged/return to vendor
                                                  --------------   ----------------   ---------------   -----------------
           Excess/obsolete reserve
                                                  --------------   ----------------   ---------------   -----------------
           Shrink reserve
                                                  --------------   ----------------   ---------------   -----------------
           Other reserves
                                                  --------------   ----------------   ---------------   -----------------
           Other ineligibles
                                                  --------------   ----------------   ---------------   -----------------
      Total ineligibles and reserves

      Eligible Finished Goods
                                                  --------------   ----------------   ---------------   -----------------
      Advance rate                                     60%                60%               50%
                                                  --------------   ----------------   ---------------   -----------------
      Inventory availability before
          Inventory Reserves
                                                  --------------   ----------------   ---------------   -----------------
      Total inventory availability before
      Inventory Reserves (gross commodity
      raw materials, other raw materials,
      finished goods)
                                                  --------------   ----------------   ---------------   -----------------
      Less Inventory Reserves:
          Shrink
                                                  --------------   ----------------   ---------------   -----------------
            Finished Goods greater than
            six months old
                                                  --------------   ----------------   ---------------   -----------------
            Returns to vendor
                                                  --------------   ----------------   ---------------   -----------------
            Outside locations/contractors
                                                  --------------   ----------------   ---------------   -----------------
            Other
                                                  --------------   ----------------   ---------------   -----------------
      Total available inventory
                                                  --------------   ----------------   ---------------   -----------------

* The Borrowing Base Certificate is to be accompanied by the documentation outlined in Schedule 1 and 2 to Exhibit E

** Borrowing Base Certificates for accounts receivable are to be submitted weekly, 4 Business Days subsequent to the week end. Borrowing Base Certificates for inventory are to be submitted monthly, 9 Business Days subsequent to the month end.

                                                                      SCHEDULE 1
                                                                    TO EXHIBIT E

                                 USG CORPORATION
                           US GYPSUM AND USG INTERIORS
                  COLLATERAL MONITORING REPORTING REQUIREMENTS
                      DOCUMENTS TO BE SUBMITTED TO THE BANK


The following information is to be submitted on a weekly or monthly basis for US Gypsum and USG Interiors by the 4th business bay subsequent to week end or the 9th Business Day subsequent to month end:

o    BORROWING BASE CERTIFICATE IN FORM OF EXHIBIT E

o    ACCOUNTS RECEIVABLE (WEEKLY):

1) Rollforward of accounts receivable for each subsidiary, separately detailing sales, cash receipts, credit memos, discounts, etc.

2)   Accounts receivable aging, consolidated and for each subsidiary.

3) Supporting documentation (system generated extract report where applicable) for the A/R ineligibles as per the Borrowing Base Certificate

o    ACCOUNTS RECEIVABLE (MONTHLY):

1) Address and terms of top 10 accounts receivable balances per the most recent aging.

2) Reconciliations of A/R aging report to the general ledger and financial statements.

o    INVENTORY (MONTHLY):

1) Inventory by component (i.e., commodity raw material, other raw materials, finished goods), product line, location, and entity.

2)   Total page of inventory perpetual reports (last page of 2119).

3)   Gross margin by product line for each subsidiary.

4) Reconciliation of perpetual inventory reports to general ledger and financial statements.


o    OTHER (MONTHLY):

1)   Total accounts payable balances for each subsidiary.

2) Top five vendor payable balances by plant for a sample of locations to be determined.

3)   Report to be determined to support Inventory Reserves


SUBMIT TO:
                           JPMorgan
                           Collateral Agent Services Group
                           270 Park Avenue, 29th floor
                           New York, NY  10017
                           Attention:  Joann Pignataro
                           Telephone: (212) 270-6169
                           Fax:  (212) 270-7449 (or 6229)
                           E-mail: Joann.Pignataro@chase.com

                                                                      SCHEDULE 2
                                                                    TO EXHIBIT E

                                 USG CORPORATION
                                   L&W SUPPLY
                  COLLATERAL MONITORING REPORTING REQUIREMENTS
                      DOCUMENTS TO BE SUBMITTED TO THE BANK


The following information is to be submitted on a weekly or monthly basis by L&W Supply by the 4th business day subsequent to week end or the 9th Business Day subsequent to month end:

o    BORROWING BASE CERTIFICATE IN FORM OF EXHIBIT E

o    ACCOUNTS RECEIVABLE (WEEKLY):

1)   Accounts receivable aging total balances

o    ACCOUNTS RECEIVABLE (MONTHLY):

1) Rollforward of accounts receivable for a sample of locations to be determined, separately detailing sales, cash receipts, credit memos, discounts, etc.

2)   Accounts receivable aging consolidated by region.

3) Accounts receivable aging for all locations within one region, to be determined.

4)   Address, terms and aging of the largest customer for each region.

5) Reconciliations of A/R aging report to the general ledger and financial statements.

6) Supporting documentation (system generated extract report where applicable) for the A/R ineligibles as per the Borrowing Base Certificate

o    INVENTORY (MONTHLY):

1)   Inventory balance by product line by region.

2) Total page of inventory perpetual reports for locations in one region, to be determined.

3)   Gross margin by product line for each region.

4) Reconciliation of perpetual inventory reports to general ledger and financial statements.

o    OTHER (MONTHLY):

1)   Total accounts payable balances for each subsidiary.

2) Top five accounts payable for a center within the region identified by the Administrative Agent to fulfill the requirement for Accounts Receivable (monthly) point 3 above.

3)   Report to be determined to support Inventory Reserves.


SUBMIT TO:

     See Schedule 1 to Exhibit E

                                 ANNEX A TO THE
                           REVOLVING CREDIT AGREEMENT

                               COMMITMENT AMOUNTS

                           DATED AS OF AUGUST 2, 2001

                                                         COMMITMENT                          COMMITMENT
          BANK                                             AMOUNT                            PERCENTAGE
The Chase Manhattan Bank                                $35,000,000.00                                10.0%
270 Park Avenue
New York, NY  10017
Attn:  Charles Freedgood
Tele. (212) 622-4854
Fax:  (212) 552-5662

CIT Group/Business Credit Inc.                          $35,000,000.00                                10.0%
1211 Avenue of the Americas
New York, NY  10036
Attn:  Peter Skaula
Tele. (212) 790-9170
Fax:  (212) 536-1295

GMAC Commercial Credit LLC                              $29,000,000.00                      8.285714285714%
1290 Avenue of the Americas
New York, NY  10104
Attn:  Marty Greenberg
Tele. (212) 884-7160
Fax:  (212) 884-7399

Fleet Capital Corporation                               $29,000,000.00                      8.285714285714%
60 East 42nd Street
New York, NY  10017
Attn:  Patrick McConnell
Tele. (212) 885-8850
Fax:  (212) 885-8829

Foothill Capital Corporation                            $29,000,000.00                      8.285714285714%
2450 Colorado Ave.,
Suite 3000 West
Santa Monica, CA  90404
Attn:  Sanat Amladi
Tele. (310) 453-7356
Fax:  (310) 453-7446

                                 ANNEX A TO THE
                           REVOLVING CREDIT AGREEMENT

                               COMMITMENT AMOUNTS
                                   (CONTINUED)
                           DATED AS OF AUGUST 2, 2001

General Electric Capital                                $29,000,000.00                      8.285714285714%
Commercial Finance
800 Connecticut Avenue, Two North
Norwalk, CT  06854
Attn:  Jim O'Dounell
Tele. (312) 419-0985
Fax:  (312) 419-5707

Congress Financial Corporation                          $29,000,000.00                      8.285714285714%
1133 Avenue of the Americas
New York, NY  10036
Attn:  Dionne S. Tucker
Tele. (212) 545-4472
Fax:  (212) 545-4283

Bank of Scotland                                        $25,000,000.00                      7.142857142857%
565 Fifth Avenue
New York, NY 10017
Attn:  Joseph Fratus
Tele. (212) 450-0837
Fax:  (212) 557-9460

Bank of America, N.A.                                   $25,000,000.00                      7.142857142857%
231 South LaSalle Street, 16th Floor
Chicago, IL  60604
Attn:  Jim Gurgone
Tele. (312) 974-7367
Fax:  (312) 974-8760

Guaranty Business Credit                                $15,000,000.00                      4.285714285714%
8333 Douglas Avenue, Suite 530
Dallas, TX  75225
Attn:  Judy Wells
Tele. (214) 360-3417
Fax:  (214) 360-3464

LaSalle Business Credit, Inc.                           $15,000,000.00                      4.285714285714%
565 Fifth Avenue
New York, NY 10017
Attn:  Michael Kurshuk
Tele. (212) 931-9705
Fax:  (212) 986-4205

                                 ANNEX A TO THE
                           REVOLVING CREDIT AGREEMENT

                               COMMITMENT AMOUNTS
                                   (CONTINUED)
                           DATED AS OF AUGUST 2, 2001

Transamerica Business Capital Corporation               $15,000,000.00                      4.285714285714%
8750 West Bryn Mawr, Suite 720
Chicago, IL  60631
Attn:  Ari Kaplan
Tele. (773) 864-3978
Fax:  (773) 380-6179

Amsouth Bank                                            $10,000,000.00                      2.857142857143%
350 Park Avenue, 20th Floor
New York, NY  10022
Attn:  Kathleen F. Kerlinger
Tele. (212) 935-2216
Fax:  (212) 935-7458

The Industrial Bank of Japan                            $10,000,000.00                      2.857142857143%
1251 Avenue of the Americas
New York, NY  10020
Attn:  John Davies
Tele. (212) 282-3327
Fax:  (212) 282-4490

Debis Financial Services, Inc.                          $10,000,000.00                      2.857142857143%
1055 Parsippany Blvd., Suite 405
Parsippany, NJ  07054
Attn:  John Williams
Tele. (973) 541-7313
Fax:  (973) 541-7339

Provident Financial Corp.                               $10,000,000.00                      2.857142857143%
One East Fourth Street, 249A
Cincinnati, OH  45202
Attn:  Michael D. Shover
Tele. (513) 579-2655
Fax:  (513) 639-1588

Total                                                  $350,000,000.00                                 100%
                                                       ---------------                      --------------


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